                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of OmniQuip International, Inc.'s Form S-1.

                                          ARTHUR ANDERSEN LLP

Kansas City, Missouri,
 February 18, 1998